UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2024

Revance Therapeutics, Inc.
(Exact name of registrant as specified in charter)

Delaware	001-36297	77-0551645
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1222 Demonbreun Street, Suite 2000, Nashville, Tennessee, 37203
(Address of principal executive offices and zip code)

(615) 724-7755
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	RVNC	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into A Material Definitive Agreement.

Sixth Amendment to the Exclusive Distribution Agreement

On October 24, 2024, Revance Therapeutics, Inc. (the “Company”) and Teoxane SA (“Teoxane”), entered into the Sixth Amendment to the Exclusive Distribution Agreement (the “Sixth Amendment”). As previously disclosed on a Current Report on Form 8-K filed on January 10, 2020, the Company entered into the Exclusive Distribution Agreement with Teoxane on January 10, 2020 (the “Distribution Agreement”), pursuant to which Teoxane granted the Company with the exclusive right to import, market, promote, sell and distribute Teoxane’s line of Resilient Hyaluronic Acid dermal fillers and future Hyaluronic Acid filler advancements by Teoxane in the United States, its territories and possessions (collectively, the “RHA® Collection”), which is manufactured in Switzerland by Teoxane.

The Sixth Amendment, among other things, includes (i) revised brand guidelines and the adoption of a marketing task force to review current and planned product promotional materials, (ii) revised medical training materials and the adoption of a medical education task force to promote the exchange of best practices with respect to medical education, (iii) an update to the buffer stock methodology that is aligned with new purchase commitments and (iv) agreed on minimum purchase commitments through 2029.

The foregoing description of the Sixth Amendment is only a summary, does not purport to be complete, and is qualified in its entirety by reference to the Sixth Amendment, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Australia and New Zealand Distribution Agreement

Concurrent with the Amendment, the Company, Revance Australia Pty. Ltd. (collectively, “Revance Parties” or the “Company Parties”) and Teoxane, entered into an Exclusive Distribution Agreement (the “ANZ Distribution Agreement”), pursuant to which Teoxane will act as the Company Parties’ exclusive distributor and licensee in Australia and New Zealand of certain products containing DaxibotulinumtoxinA-lanm, including DAXXIFY®, for the treatment of (i) temporary improvements in appearance of glabellar lines and other indications related to altering cosmetic appearance and (ii) cervical dystonia. The ANZ Distribution Agreement will continue in full force and effect until December 31, 2040. On November 2, 2023, the Company filed the DaxibotulinumtoxinA for Injection Category 1 registration application with the Australian Therapeutic Goods Administration for the temporary improvement of glabellar lines and treatment of cervical dystonia in adult patients.

Pursuant to the ANZ Distribution Agreement, Teoxane will make certain payments to the Company Parties, including an upfront payment, certain regulatory and commercial milestone payments and high single digit to mid teen royalty payments. Teoxane will be required to purchase a minimum volume of products per year beginning in 2030.

The foregoing description of the terms of the ANZ Distribution Agreement is only a summary, does not purport to be complete, and is qualified in its entirety by reference to the ANZ Distribution Agreement, a copy of which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

Item 8.01	Other Events.

Settlement Agreement

In connection with the ongoing discussions between the Company and Teoxane, the parties entered into a Settlement and Release Agreement on October 24, 2024 (the “Settlement Agreement”, collectively with the Sixth Amendment and the ANZ Distribution Agreement, the “Teoxane Agreements”), pursuant to which Teoxane (i) waived any right to terminate the Distribution Agreement with respect to any breaches that may have occurred, existed or arose on or prior to the date of the Settlement Agreement; and (ii) expressly acknowledged that there are no items currently in dispute between Teoxane and the Company.

Tender Offer Extension

Due to the ongoing discussions between the Company and Crown in light of the Company’s entry into the Teoxane Agreements, the Company, Crown Laboratories, Inc. (“Crown”) and Reba Merger Sub, Inc. (“Merger Sub,” and together with Crown, the “Buyer Parties”) agreed on October 25, 2024 to further extend the date by which Merger Sub is obligated to commence the tender offer for all of the outstanding shares of common stock of the Company (the “Offer”) pursuant to the previously announced Agreement and Plan of Merger, dated as of August 11, 2024, by and among the Buyer Parties and the Company (the “Merger Agreement”), to November 1, 2024 or such other date as may be mutually agreed to between the Company and the Buyer Parties. The Company’s ongoing discussions with the Buyer Parties could result in further delays to the commencement or consummation of the Offer, or in the Company or the Buyer Parties seeking remedies in accordance with, and modifications to, the terms of the Merger Agreement, including offer price.

A copy of the waiver to the Merger Agreement relating to the extension is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Sixth Amendment to the Exclusive Distribution Agreement, dated October 24, 2024, by and among Teoxane SA and Revance Therapeutics, Inc.

10.2	Exclusive Distribution Agreement, dated October 24, 2024, by and among Teoxane SA, Revance Therapeutics, Inc. and Revance Australia Pty. Ltd.

99.1	Waiver to Agreement and Plan of Merger, dated October 25, 2024, by and among Crown Laboratories, Inc., Reba Merger Sub, Inc. and Revance Therapeutics, Inc.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

* Schedules and similar attachments have been omitted in reliance on Instruction 4 of Item 1.01 of Form 8-K and Item 601(a)(5) of Regulation S-K. The registrant will provide, on a supplemental basis, a copy of any omitted schedule or attachment to the SEC or its staff upon request.

Forward Looking Statements

Certain statements either contained in or incorporated by reference into this document are “forward looking statements.” The use of words such as “anticipates,” “hopes,” “may,” “should,” “intends,” “projects,” “estimates,” “expects,” “plans” and “believes,” among others, generally identify forward-looking statements. All statements, other than statements of historical fact, are forward-looking statements. These forward-looking statements include, among others, statements relating to the expected tender offer commencement date and expectations related to the Teoxane Agreements. Actual results could differ materially from those contained in these forward-looking statements for a variety of reasons, including, among others, the risks and uncertainties inherent in the offer and the merger, including, among other things, regarding how many of the Company stockholders will tender their shares in the offer, the possibility that competing offers will be made, the ability to obtain requisite regulatory approvals, the ability to satisfy the conditions to the closing of the offer and the merger, the expected timing of the offer and the merger, the possibility that the merger will not be completed, difficulties or unanticipated expenses in connection with integrating the parties’ operations, products and employees and the possibility that anticipated synergies and other anticipated benefits of the transaction will not be realized in the amounts expected, within the expected timeframe or at all, the effect of the announcement of the offer and the merger on the Company’s and Crown’s business relationships (including, without limitations, partners and customers), the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, the expected tax treatment of the transaction, and the impact of the transaction on the businesses of the Company and Crown, and other circumstances beyond the Company’s and Crown’s control. You should not place undue reliance on these forward looking statements. Certain of these and other risks and uncertainties are discussed in Company’s and Crown’s filings with the SEC, including the Schedule TO (including the offer to purchase, letter of transmittal and related documents) Crown and Merger Sub will file with the SEC, and the Solicitation/Recommendation Statement on Schedule 14D-9 the Company will file with the SEC, and the Company’s most recent Form 10-K and Form 10-Q filings with the SEC. Except as required by law, neither we nor the Buyer Parties undertake any duty to update forward-looking statements to reflect events after the date of this document.

Additional Information and Where to Find It

The tender offer described above has not yet commenced. This communication is not an offer to buy nor a solicitation of an offer to sell any securities of the Company. The solicitation and the offer to buy shares of the Company’s common stock will be made only pursuant to a tender offer statement on Schedule TO, including an offer to purchase, a letter of transmittal and other related materials that the Buyer Parties intend to file with the SEC. In addition, the Company will file with the SEC a solicitation/recommendation statement on Schedule 14D-9 with respect to the tender offer. Once filed, such documents will be mailed to the stockholders of the Company free of charge and investors will also be able to obtain a free copy of these materials (including the tender offer statement, offer and the related letter of transmittal), as well as the solicitation/recommendation statement and other documents filed by the Buyer Parties and the Company with the SEC at the website maintained by the SEC at www.sec.gov. Investors may also obtain, at no charge, any such documents filed with or furnished to the SEC by the Company under the “News” section of the Company’s website at www.revance.com. The information contained in, or that can be accessed through, the Company’s or Crown’s website is not a part of, or incorporated by reference herein.

INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THESE DOCUMENTS WHEN THEY BECOME AVAILABLE (AND EACH AS IT MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME), INCLUDING THE TENDER OFFER MATERIALS (INCLUDING THE OFFER, THE RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER TENDER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT OF REVANCE AND ANY AMENDMENTS THERETO, AS WELL AS ANY OTHER DOCUMENTS RELATING TO THE TENDER OFFER AND THE MERGER THAT ARE FILED WITH THE SEC, CAREFULLY AND IN THEIR ENTIRETY PRIOR TO MAKING ANY DECISIONS WITH RESPECT TO WHETHER TO TENDER THEIR SHARES INTO THE TENDER OFFER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING THE TERMS AND CONDITIONS OF THE TENDER OFFER.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Revance Therapeutics, Inc.

	By:	/s/ Tobin C. Schilke
Name: Tobin C. Schilke
Title: Chief Financial Officer

Date: October 25, 2024